UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2019

CHAPARRAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38602	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK		73114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 478-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On April 10, 2019, the board of directors (the “Board”) of Chaparral Energy, Inc. (the “Company”) appointed Mr. Marcus Rowland to serve as a member of the Board effective April 10, 2019, pursuant to the terms of the Company’s support agreement with Strategic Value Partners, LLC (“SVP”) and certain funds and accounts managed by SVP (the “Support Agreement”), pursuant to which SVP had the right to designate a replacement director to fill the vacancy resulting from the resignation of David Geenberg as a member of the Board effective March 11, 2019.

The Board has determined that Mr. Rowland is an “independent director” in accordance with the rules of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Mr. Rowland has not been appointed as a member of any committee of the Board at this time; however, the Company anticipates he may be appointed to one or more committees in the future.

Mr. Rowland will participate in the non-employee director compensation programs described under “Director Compensation” in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A filed with the SEC on April 30, 2018. Except for the Support Agreement, there are no other awards of compensation, material arrangements or understandings between Mr. Rowland and any other person pursuant to which Mr. Rowland was elected to serve as director that are not described above, and there are no transactions with Mr. Rowland that would be reportable under Item 404(a) of Regulation S-K.

The description of the Support Agreement is not complete and is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 7, 2018 and is incorporated herein by reference.

Reduction in Size of Board

Effective April 10, 2019, the Board decreased the number of directors serving on the Board from nine directors to eight directors, eliminating the vacancy created by the resignation of Graham Morris effective March 11, 2019.

Item 7.01.	Regulation FD Disclosure

On April 15, 2019, the Company issued a press release announcing the appointment of Mr. Rowland as a member of its Board. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of and general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2019

	By:	/s/ Justin P. Byrne
	Name:	Justin P. Byrne
	Title:	Vice President, General Counsel and Secretary